SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                December 11, 2003

                              METRIS COMPANIES INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)

                  1-12351                            41-1849591
         (Commission file number)           (IRS employer identification no.)

            10900 Wayzata Boulevard, Minnetonka, Minnesota 55305-1534
                    (Address of principal executive offices)

                                 (952) 525-5020
                         (Registrant's telephone number)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On December 11, 2003, Registrant, Metris Companies Inc. and Direct Merchants Credit Card Bank, National Association entered into a Modified Operating Agreement with the Office of the Comptroller of the Currency. The Modified Operating Agreement supersedes the existing Operating Agreement dated March 18, 2003.


Item 7(c).  Exhibit.

         The following Exhibit is filed as part of this Report.

         99.1 Modified Operating Agreement among Direct Merchants Credit Card Bank, N.A., Metris Companies Inc. and the Office of the Comptroller of the Currency, dated December 11, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              METRIS COMPANIES INC.

                              By:/s/David D. Wesselink
                                 David D. Wesselink
                                 Chairman and CEO
Dated:  December 11, 2003




                                  EXHIBIT INDEX

Exhibit No. Description

99.1 Modified Operating Agreement among Direct Merchants Credit Card Bank, N.A., Metris Companies Inc. and the Office of the Comptroller of the Currency dated December 11, 2003.